Exhibit 10.1

June 12, 2008

Mr. Carl E. Berg

Berg & Berg Enterprises, LLC

10050 Bandley Dr.

Cupertino, CA  95014

Re:  Amended Covenants in Loan Agreements

Dear Mr. Berg:

Valence Technology, Inc. (the “Borrower”) and Berg & Berg Enterprises, LLC, are currently parties to two loan agreements: (a) the Loan Agreement dated July 17, 1990, as amended (the “Original Amended Loan Agreement”) and (b) the Loan Agreement dated October 5, 2001 (the “New Loan Agreement”) (collectively the “Loan Agreements” or “Loans”).  This letter is to formally document our agreement to amend the Loan Agreements to extend the maturity dates of the Loan Agreements from September 30, 2008 to September 30, 2010.

This letter shall serve as Amendment No. 13 to the Original Amended Loan Agreement and as Amendment No. 5 to the New Loan Agreement.

Kindly indicate your acceptance of the amendments described above by signing and returning the enclosed copy of this letter.

Sincerely,

VALENCE TECHNOLOGY, INC.

/s/ Galen H. Fischer
Galen H. Fischer
VP of Finance

ACCEPTED AND AGREED:

BERG & BERG ENTERPRISES, LLC

/s/ Carl E. Berg
Carl E. Berg, Managing Member

Valence Technology, Inc. 12201 Technology Blvd. Suite 150, Austin, TX 78727

Tel: 512-527-2900, Fax: 512-527-2910